Proposed Public Offering	8 Months Ended
Dec. 31, 2020
Regulated Operations [Abstract]
Proposed Public Offering

3. Proposed Public Offering

Pursuant to the Proposed Public Offering, the Company intends to offer for sale 30,000,000 Units (plus up to an additional 4,500,000 Units if the underwriters’ over-allotment option is exercised) at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock (such shares of Class A common stock included in the Units being offered, the “Public Shares”), and one-fourth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6). No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.